UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2017

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 259-1970

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

ZIOPHARM Oncology, Inc., or the Company, held its 2017 annual meeting of stockholders on June 14, 2017, at which all proposals properly brought before the meeting and requiring approval were approved by the requisite vote. The final results of the voting with respect to each proposal are set forth below.

(1) The stockholders elected six directors to serve as members of the Company’s board of directors until the next annual meeting of the stockholders. The stockholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all proposed director nominees:

Nominee	For	Withheld	Broker Non-Votes
Sir Murray Brennan, M.D., GNZM	40,989,025	8,521,383	63,470,475
James A. Cannon	42,760,768	6,749,640	63,470,475
Senator Wyche Fowler, Jr.	42,701,365	6,809,043	63,470,475
Randal J. Kirk	47,437,743	2,072,665	63,470,475
Scott Tarriff	42,171,079	7,339,329	63,470,475
Michael Weiser, M.D., Ph.D.	39,398,527	10,111,881	63,470,475

There were no abstentions with respect to Proposal 1.

(2) The stockholders ratified the appointment of RSM US LLP as the independent registered public accounting firm of the Company for 2017. There were 110,874,351 votes cast for the proposal; 1,151,293 votes were cast against the proposal; 955,239 votes abstained; and there were no broker non-votes.

(3) The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2017 annual meeting. There were 42,010,077 votes cast for the proposal; 6,492,872 votes were cast against the proposal; 1,007,459 votes abstained; and there were 63,470,475 broker non-votes.

(4) The stockholders recommended, on a non-binding advisory basis, the preferred frequency for the solicitation of future advisory stockholder approval of the compensation of the Company’s named executive officers be held every year, based on the following votes. There were 47,607,659 votes cast for one year; 414,354 votes cast for two years; 1,221,542 votes cast for three years; and 266,853 votes abstained.

Consistent with the stockholder voting results above and the recommendation of the board of directors of the Company as disclosed in the Company’s proxy statement for the 2017 annual meeting, the board of directors of the Company has determined to solicit a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote, or until the board of directors of the Company determines that a different frequency of such non-binding advisory vote is in the best interest of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.

	By:	/s/ Kevin G. Lafond
Date: June 15, 2017		Name:	Kevin G. Lafond
		Title:	Vice President, Chief Accounting Officer and Treasurer